Exhibit 10.24

AMENDMENT TO GLOBAL INCENTIVE AGREEMENT BETWEEN GALILEO
NEDERLAND BV AND EBOOKERS LIMITED

This Amendment (“Amendment”) is made on       September 2005 by and between Galileo Nederland BV, a company incorporated in the Netherlands with its registered office at Neptunusstraat 35, 2132 JA Hoofddorp, the Netherlands (“Galileo”) and ebookers Limited, a company incorporated in England with its registered address at 25 Farringdon Street, London, EC4A 4AB (“ebookers”). The parties previously entered into a Global Incentive Agreement dated 5 August 2005 (“Agreement”). The parties now desire to amend the Agreement on the terms set forth below.

The parties hereby agree as follows:

1.         All capitalized terms, where not defined in this Amendment, shall have the meanings set forth in the Agreement.

2.         Table 1.1 of Schedule 1 of the Agreement (set out below) is hereby deleted in its entirety:

Column 3
Column 1	Column 2	rate (US $)
Segment description	Segment range	per Segment
Air / RoomMaster	0 to 800,000	(***)
	800,001 to 1.5m	(***)
	1,500,001 to 2m	(***)
	2,000,001 to 2.4m	(***)
	2,400,001 to 2.8m	(***)
	2,800,001 to 3.1m	(***)
	3,100,001 to 3.4m	(***)
	3,400,001 to 3.8m	(***)
	in excess of	(***)
3,800,001
Passive Air	All Segments	(***)

and replaced in its entirety with the following:

The rate for all Air / RoomMaster Segments (with the exception of Passive Air All Segments which rate will be 0) is (***).

IN WITNESS of which the parties or their authorised representatives have signed this Amendment.

Signed on behalf of Galileo Nederland BV

Name:	Marco Van Ieperen

Signature:	/s/ Marco Van Ieperen

Position:	Director

Date:	19-09-2005

Signed on behalf of ebookers Limited

Name:	Scott E. Thompson

Signature:	/s/ Scott E. Thompson

Position:	CFO Ebookers Ltd.

Date:	5/10/05